SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): January 6, 2004
                                                          ---------------

                           CAPITAL MORTGAGE PLUS L.P.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


                   0-18491                              13-3502020
                   --------                             ----------
          (Commission File Number)          (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------

                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

Item 5. Other Events

        On January 6, 2004, Capital Mortgage Plus, L.P. ("the Partnership") issued a press release announcing that the Partnership recently became aware of a tender offer by Paco Development, L.L.C. ("Paco") seeking to purchase less than five percent of the issued and outstanding Beneficial Assignment Certificates ("BACs") of the Partnership. This press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

        This Current Report on Form 8-K and the press release attached as an exhibit hereto contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and also includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(a).     Financial Statements
         --------------------

         Not Applicable

(b).     Pro Forma Financial Information
         -------------------------------

         Not Applicable

(c).     Exhibits
         -------

         99.1 Press Release.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CAPITAL MORTGAGE PLUS L.P.
                                            (Registrant)



                                            BY:    /s/  Alan P. Hirmes
                                                   -------------------
                                                   Alan P. Hirmes
                                                   Senior Vice President


        January 6, 2004